UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2007

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND EXHIBITS HERETO CONTAIN FORWARD-LOOKING STATEMENTS INCLUDING THOSE CONCERNING PLANS, OBJECTIVES, GOALS, PROJECTIONS, STRATEGIES, FUTURE EVENTS OR PERFORMANCE, AND UNDERLYING ASSUMPTIONS AND OTHER STATEMENTS WHICH ARE OTHER THAN STATEMENTS OF HISTORICAL FACTS.  WHEN USED IN THIS DISCUSSION, THE WORDS “ANTICIPATE”, “APPEARS”, “FORESEE”, “SHOULD”, “EXPECT”, “ESTIMATE”, “PROJECT”, “WILL”, “ARE LIKELY” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.  THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT OR ANY OF ITS EXHIBITS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  THESE STATEMENTS INVOLVE PREDICTIONS OF OUR FUTURE PERFORMANCE, AND ARE THUS DEPENDENT ON A NUMBER OF FACTORS INCLUDING, WITHOUT LIMITATION, ASSUMPTIONS AND DATA THAT MAY BE IMPRECISE OR INCORRECT.  SPECIFIC FACTORS THAT MAY IMPACT PERFORMANCE OR OTHER PREDICTIONS OF FUTURE ACTIONS, AND IN MANY CASES THOSE WITH A MATERIAL IMPACT, HAVE, IN MANY BUT NOT ALL CASES, BEEN IDENTIFIED IN CONNECTION WITH SPECIFIC FORWARD-LOOKING STATEMENTS.  THE STATEMENTS ARE ALSO SUBJECT TO CERTAIN RISK FACTORS IDENTIFIED BY THE COMPANY, INCLUDING THOSE SET FORTH IN EXHIBITS 99.1 AND 99.2 OF THIS REPORT, IN THE COMPANY’S 2005 ANNUAL REPORT ON FORM 10-K, FILED FEBRUARY 7, 2007 AND IN THE COMPANY’S FORM 12b-25, FILED ON MARCH 1, 2007.

THE COMPANY CAN GIVE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS REPORT OR ITS EXHIBITS WILL PROVE TO BE ACCURATE.  IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, YOU SHOULD NOT REGARD THE INCLUSION OF SUCH INFORMATION AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT ITS OBJECTIVES AND PLANS WILL BE ACHIEVED.  THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.  YOU SHOULD CONSULT ANY FURTHER DISCLOSURES THE COMPANY MAKES IN ITS REPORTS FILED WITH THE SEC AND IN ITS PRESS RELEASES.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 6, 2007, the Company issued a press release reporting preliminary and unaudited full-year and fourth-quarter 2006 financial results (the “Press Release”).  The Press Release also sets forth certain expectations of the Company’s 2007 financial performance.  A copy of the Press Release is attached hereto as Exhibit 99.1.

The Press Release includes a non-GAAP constant-currency measure that the Company uses as a key performance metric in assessing organic business growth trends. The Press Release explains which components of the financial results use non-GAAP measures and why the Company uses such measures.

The information in Item 2.02 of this Current Report on Form 8-K, including, without limitation, Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01             OTHER EVENTS

On March 6, 2007, the Company announced that it has initiated a limited voluntary recall from distribution centers and retail shelves in the United States and specific other countries of 12 lots of ReNu MultiPlus® lens care solution made at its plant in Greenville, SC because they contain an elevated level of trace iron.

This may result in discoloration of the solution in some bottles, and the shelf life of the product may be shortened to less than its two-year expiration date, due to a potential loss of effectiveness over time.  The Company does not expect the costs associated with this limited recall will have a significant impact on its financial results.

If consumers notice that their lens care solution appears to be discolored, they should discard it, as it may be losing effectiveness.  The recalled lots all carry the expiration date “2008 — 03” on the bottle.  Consumers who have bottles from the lot numbers listed below should check the Company’s web site at www.bausch.com/productrecall or call the consumer affairs line (1-866-259-8255) to arrange for a replacement.

LOT NUMBERS SUBJECT TO RECALL:  GC6030 — GC6037 — GC6038 — GC6045 — GC6048 — GC6052 — GC6061 — GC6063 — GC6072 — GC6073 — GC6080 — GC6085

A copy of the press release and additional details concerning the limited recall are attached hereto as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. - Not applicable

(b)	Pro forma financial information. - Not applicable

(c)	Exhibits. Exhibit 99.1 is furnished, not filed, as part of this report. Exhibit 99.2 is filed as part of this report.

99.1Press Release, dated March 6, 2007.

99.2Press Release, dated March 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Date: March 6, 2007